Exhibit 99.1

John Bordynuik, Inc.
BALANCE SHEET
As of July 31, 2008 and 2007

ASSETS

CURRENT ASSETS	7/31/2008	7/31/2007

Cash	$2,664,386	$11,310
Prepaid Expense	40,621	6,027
Accounts Receivable	61,739	-
Allowance for Doubtful Accounts	(61,739)	-
Inventory	2,070	12,435
Payroll Advances	870	-
Demand Note Receivable	53,479	30,614
GST Tax Receivable	21,000	2,285

Total Current Assets	2,782,426	62,671

FIXED ASSETS

Property Plant and Equipment - Net	283,232	95,109

Total Property Plant and Equipment	283,232	95,109

OTHER ASSETS

Intangible Assets	220,349	220,349

Total Other Assets	220,349	220,349

TOTAL ASSETS	$3,286,007	$378,129

The accompanying notes are an integral part of these financial statements.

John Bordynuik, Inc.
BALANCE SHEET
As of July 31, 2008 and 2007

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES	7/31/2008	7/31/2007

Accounts Payable & Accrued Expenses	$105,903	$5,897
Deposits - Sales	-	19,232
Demand Notes - Related Party	223,186	341,022

Total Current Liabilities	329,089	366,151

TOTAL LIABILITIES	329,089	366,151

STOCKHOLDER'S EQUITY

Preferred Stock - Par value $0.001
Authorized: 50,000,000
Issued & Outstanding: None	-	-

Common Stock - Par value $0.001;
Authorized: 200,000,000
Issued and Outstanding: 58,621,250 and 51,285,000	58,621	51,285
Additional Paid-In Capital	3,502,779	91,909
Foreign Currency Translation Adjustments	(49,560)	(22,090)
Accumulated Deficit	(554,922)	(109,226)

Total Stockholder's Equity	2,956,918	11,878

TOTAL LIABILITIES AND EQUITY	$3,286,007	$378,029

The accompanying notes are an integral part of these financial statements.

John Bordynuik, Inc.
STATEMENT OF OPERATIONS
For the twelve months ending July 31, 2008 and 2007

	12 months	12 months
	ending	ending
	7/31/2008	7/31/2007

REVENUE	$90,536	$49,574

COST OF SERVICES	79,845	29,949

GROSS PROFIT OR (LOSS)	10,691	19,625

GENERAL AND ADMINISTRATIVE EXPENSES	451,452	111,867

OTHER INCOME (EXPENSE)

Interest Income	1,566	892
Interest Expense	(6,501)	(9,933)

Total Other Income (Expense)	(4,935)	(9,041)

NET INCOME (LOSS)	(445,696)	(101,283)

ACCUMULATED DEFICIT, BEGINNING BALANCE	(109,226)	(7,943)

ACCUMULATED DEFICIT, ENDING BALANCE	$(554,922)	$(109,226)

Earnings (loss) per share	$(0.01)	$(0.00)

Weighted average number of common shares	52,313,782	40,939,738

COMPREHENSIVE INCOME

NET INCOME	$(445,696)	$(101,283)

FOREIGN CURRENCY TRANSLATION ADUSTMENTS	(27,470)	(22,090)

COMPREHENSIVE INCOME	$(473,166)	$(123,373)

The accompanying notes are an integral part of these financial statements.

John Bordynuik, Inc.
STATEMENT OF STOCKHOLDERS' EQUITY
As of July 31, 2008

		COMMON	PAID	ACCUM.	CURRENCY	TOTAL
	SHARES	STOCK	IN CAPITAL	DEFICIT	ADJUSTMENT	EQUITY

Stock issued on acceptance	900,000	900	(741)	-	-	159
of incorporation expenses
February 10, 2006 at $0.00017667 per sahre

Net loss				(7,943)		(7,943)

Total, July 31, 2006	900,000	900	(741)	(7,943)	-	(7,784)

Stock issued for cash	60,000	60	106,704			106,764
on October 31, 2006
at $.1186267 per share

Stock issued for reduction of debt	36,100,000	36,100	(9,538)			26,562
on November 6, 2006
at $0.0951333 per share

Stock issued for patent agreement	1,500,000	1,500	(1,232)			268
on November 10, 2006
at $$0.00029778 per share

Stock issued for tech agreement	1,500,000	1,500	(1,249)			251
on February 23, 2007
at $0.00027889 per share

Stock issued for consulting	1,400,000	1,400	(616)			784
on June 1, 2007
at $0.00087111 per share

Stock issued as compensation	7,690,000	7,690	(7,324)			366
on June 22, 2007
at $0.00040667 per share

Stock issued as compensation	2,135,000	2,135	5,305			7,440
during July 2007
at $0.0082667 per share

Subtotal - continued next page	51,285,000	51,285	91,309	(7,943)	-	134,651

The accompanying notes are an integral part of these financial statements.

John Bordynuik, Inc.
STATEMENT OF STOCKHOLDERS' EQUITY - CONTINUED
As of July 31, 2008

Subtotal - from previus page	51,285,000	51,285	91,309	(7,943)	-	134,651

Contribution to capital		-	600			600

Foreign currency					(22,090)	(22,090)
translation adjusments

Net Loss				(101,283)		(101,283)

Total, July 31, 2007	51,285,000	51,285	91,909	(109,226)	(22,090)	11,878

Stock issued on acceptance of	100,000	100				100
incorporation expenses for the parent
company formally known as Expedite 2, Inc.
on September 27, 2007 at $0.001 per share

Stock issued for cash September	1,190,500	1,191	425,964			427,155
2007 through May 2008
at $0.47461611 pershare

Stock issued for cash June	6,045,750	6,046	2,984,906			2,990,952
2008 through July 2008
at $3.32327972 per share

Foreign currency					(27,470)	(27,470)
translation adjusments

Net Loss				(445,696)		(445,696)

Total, July 31, 2008	58,621,250	$58,621	$3,502,779	$(554,922)	$(49,560)	$2,956,918

The accompanying notes are an integral part of these financial statements.

John Bordynuik, Inc.
STATEMENTS OF CASH FLOWS
For the twelve months ending July 31, 2008 and 2007

	12 months	12 months
	ending	ending
CASH FLOWS FROM OPERATING ACTIVITIES	7/31/2008	7/31/2007

Net income (loss)	$(445,696)	$(101,283)

Stock issued as compensation	-	9,269
Depreciation expense	109,777	21,045
Interest Expense	6,501	9,933
Interest Income	(1,558)	(892)
(Increase) decrease in accounts receivable	-	-
(Increase) decrease in inventory	10,365	(12,435)
(Increase) decrease in prepaid expenses	(34,594)	(6,026)
(Increase) decrease in payroll advances	(870)	-
(Increase) decrease in GST tax receivable	(18,715)	(2,285)
Increase (decrease) in accounts payable	100,006	5,897
Increase (decrease) in accrued expenses	(19,232)	19,232

Total adjustments to net income	151,680	43,738

Net cash provided by (used in) operating activities	(294,016)	(57,545)

CASH FLOWS FROM INVESTING ACTIVITIES

Cash paid for intangible assets	-	(220,349)
Cash paid for equipment	(296,696)	(118,129)

Net cash flows provided by (used in) investing activities	(296,696)	(338,478)

CASH FLOWS FROM FINANCING ACTIVITIES

Stock issued for cash	3,443,890	133,326
Cash paid on demand note	(21,307)	(29,722)
Cash received from related party	(167,485)	303,729

Net cash flows provided by (used in) financing activities	3,255,098	407,333

CASH RECONCILIATION

Net increase (decrease) in cash	2,664,386	11,310
Cash - beginning balance	-	-

CASH BALANCE - END OF PERIOD	$2,664,386	$11,310

The accompanying notes are an integral part of these financial statements.

JOHN BORDYNUIK, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2008 and 2007

NOTE 1	ORGANIZATION

John Bordynuik, Inc. (the “Company”), formerly known as Expedite 2, Inc., was incorporated in the state of Delaware on September 27, 2007 and is headquartered in Niagara Falls, Canada.  The Company has developed technology to read legacy data computer tapes and to extract and recover the valuable data contained therein.  The technology developed cracks encryption used to store data onto tapes and deciphering data for clients in the process of legacy data recovery usually deciphering tape data after recovery.  All data, sensitive or private , is stored in a secure location and viewed only by the Company.  The Company employs its software to decipher all data and convert it to modern file formats as requested by clients.

On February 10, 2009 the Company entered into a merger agreement with the subsidiary Company, John Bordynuik, Inc., a Canadian company.   The company accounted for this as a reverse merger, into an inactive company, Expedite 2, Inc., a Delaware corporation, whereby Expedite 2, Inc. changed its name to John Bordynuik, Inc.  The exchange of stock was for 100 % of the issued and outstanding shares of the subsidiary company, the Company issued 58,521,250 common shares to the shareholders of the subsidiary company acquirement of their shares, or 234,085 shares, or 250 shares for each share.  From inception, September 27, 2007 to the date of closing, the Company had no operations and was actively looking for an operating company to merge with or acquire.

The Company has adopted a July 31 fiscal year end.

NOTE 2	BASIS OF PRESENTATION AND GOING CONCERN

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles.

As indicated in the accompanying financial statements, since inception the Company has incurred cumulative net realized losses.  Since inception, the Company’s management have indicated their continued support for the Company; however, there can be no assurance these activities will be successful. These matters raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.  These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.  The Company continues to seek both public and private debt and equity funding.

NOTE 3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.	Cash

For purposes of the Statement of Cash Flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

b.	Inventory

Inventory is valued at the lower of cost or market and net realizable value determined on a specific item basis.

JOHN BORDYNUIK, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2008 and 2007

b.	Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, which include cash equivalents and current liabilities, approximate their fair values at July 31, 2008 and 2007.

c.	Foreign Currency Translation Adjustments

The U.S. dollar is the functional currency of the Company.  Its operating subsidiary uses the Canadian dollar.  The Canadian subsidiary operations are translated into the U.S. dollar as if it operated using U.S. dollars by the temporal method of currency translation.  All foreign currency asset and liability amounts are remeasured into U.S. dollars at year end-of-period exchange rates, except for inventories, prepaid expenses and property, plant, and equipment, which are remeasured at historical rates.  Foreign currency income and expenses are remeasured at average exchange rates in effect during the year, except for expenses related to balance sheet amounts which are translated at historical exchange rates.  Net remeasurement gains and losses of foreign currency translation adjustments are shown as part of equity and are also shown in comprehensive income.

d.	Intangible Assets

Intangible assets are accounted for at cost and not amortized.  Intangible assets are tested for impairment annually, or more frequently if events or changes in circumstances indicate that they might be impaired.  The impairment test consists in comparison of the fair value of assets and/or cash inflows derived from the asset with its carrying value.  When the carrying value exceeds these values an impairment loss is recognized in an amount equal to the excess.

e.	Earnings Per Share

Basic and diluted net income per common share is computed by dividing the net income available to common shareholders for the period by the weighted average number of shares of common stock outstanding during the period. The number of weighted average shares outstanding as well as the amount of net income per share is the same for basic and diluted per share calculations for all periods reflected in the accompanying financial statements.

f.	Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes", which requires the use of the "liability method". Accordingly, deferred tax liabilities and assets are determined based on differences between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the income that is currently taxable.

g.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

h.	Advertising Costs

The Company expenses advertising costs when the advertisement occurs.

JOHN BORDYNUIK, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2008 and 2007

i.	Recognition of Revenue

Revenue and cost s reported to date is realized from the subsidiary’s operations and recognized on the accrual basis in accordance with Generally Accepted Accounting Principles.

           h.        Common Stock Recorded as Compensation

The Company does not have an employee stock compensation package set up at this time. The stock compensation that may be granted would fall under Rule 144. Compliance with Rule 144 is discussed in the following paragraph.

In general, under Rule 144 as currently in effect, a person who has beneficially owned shares of a company's common stock for at least one year is entitled to sell within any three month period a number of shares that does not exceed the greater of:

1.    1% of the number of shares of the company's common stock then outstanding.
2.   The average weekly trading volume of the company's common stock during the four calendar weeks preceding the filing of a notice on form 144 with respect to the sale.

Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information about the company.

Effective February 15, 2008, the holding period requirement under Rule 144 for ‘‘restricted securities’’ of issuers that are subject to the reporting requirements of the Securities Exchange Act of 1934 is shortened to six months. Restricted securities of issuers that are not subject to the Exchange Act reporting requirements will continue to be subject to a one-year holding period prior to any public resale.

           i.         Recent Accounting Pronouncements

Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities

In June 2008, the FASB issued FSP Emerging Issues Task Force (“EITF”) Issue No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.” The FSP addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method. The FSP affects entities that accrue dividends on share-based payment awards during the awards’ service period when the dividends do not need to be returned if the employees forfeit the award. This FSP is effective for fiscal years beginning after February 10, 2009. The Company is currently assessing the impact of FSP EITF 03-6-1 on its consolidated financial position and results of operations.

Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an entity's Own Stock

In June 2008, the FASB ratified EITF Issue No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity's Own Stock" (EITF 07-5).  EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions.  It also clarifies on the impact of foreign currency denominated strike prices and market-based employee stock option valuation instruments on the evaluation.  EITF 07-5 is effective for fiscal years beginning after February 10, 2009.  The Company is currently assessing the impact of EITF 07-5 on its consolidated financial position and results of operations.

JOHN BORDYNUIK, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2008 and 2007

Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)

In May 2008, the FASB issued FSP Accounting Principles Board (“APB”) Opinion No. 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement).” The FSP clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion.  The FSP requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer's nonconvertible debt (unsecured debt) borrowing rate when interest cost is recognized.  The FSP requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in our consolidated statement of operations.  The FSP requires retrospective application to the terms of instruments as they existed for all periods presented.  The FSP is effective as of January 1, 2009 and early adoption is not permitted.  The Company is currently evaluating the potential impact of FSP APB 14-1 upon its consolidated financial statements.

The Hierarchy of Generally Accepted Accounting Principles

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" (FAS No.162).  SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements.  SFAS No. 162 is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles".  The implementation of this standard will not have a material impact on the Company's consolidated financial position and results of operations.

Determination of the Useful Life of Intangible Assets

In April 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position on Financial Accounting Standard (“FSP FAS”) No. 142-3, “Determination of the Useful Life of Intangible Assets”, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of intangible assets under SFAS No. 142 “Goodwill and Other Intangible Assets”.  The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of the expected cash flows used to measure the fair value of the asset under SFAS No. 141 (revised 2007) “Business Combinations” and other U.S. generally accepted accounting principles.    The Company is currently evaluating the potential impact of FSP FAS No. 142-3 on its consolidated financial statements.

Disclosure about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued SFAS No. 161, “Disclosure about Derivative Instruments and Hedging Activities, an amendment of SFAS No. 133”, (SFAS 161). This statement requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The Company is required to adopt SFAS No. 161 on January 1, 2009. The Company is currently evaluating the potential impact of SFAS No. 161 on the Company’s consolidated financial statements.

Delay in Effective Date

In February 2008, the FASB issued FSP FAS No. 157-2, “Effective Date of FASB Statement No. 157”. This FSP delays the effective date of SFAS No. 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value on a recurring basis (at least annually) to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The impact of adoption was not material to the Company’s consolidated financial condition or results of operations.

JOHN BORDYNUIK, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2008 and 2007

Business Combinations

In December 2007, the FASB issued SFAS No. 141(R) “Business Combinations” (SFAS 141(R)).  This Statement replaces the original SFAS No. 141.  This Statement retains the fundamental requirements in SFAS No. 141 that the acquisition method of accounting (which SFAS No. 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. The objective of SFAS No. 141(R) is to improve the relevance, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. To accomplish that, SFAS No. 141(R) establishes principles and requirements for how the acquirer:

a.	Recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree.

b.	Recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase.

c.	Determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.

This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after February 10, 2009 and may not be applied before that date. The Company does not expect the effect that its adoption of SFAS No. 141(R) will have on its consolidated results of operations and financial condition.

Non-controlling Interests in Consolidated Financial Statements—an amendment of ARB No. 51

In December 2007, the FASB issued SFAS No. 160 “Non-controlling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (SFAS No. 160).  This Statement amends the original Accounting Review Board (ARB) No. 51 “Consolidated Financial Statements” to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This Statement is effective for fiscal years and interim periods within those fiscal years, beginning on or after February 10, 2009 and may not be applied before that date.  The Company does not expect the effect that its adoption of SFAS No. 160 will have on its consolidated results of operations and financial condition.

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of SFAS No. 115” (SFAS No. 159), which becomes effective for the Company on February 1, 2008, permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument. The Company does not anticipate that the election, of this fair-value option will have a material effect on its consolidated financial condition, results of operations, cash flows or disclosures.

JOHN BORDYNUIK, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2008 and 2007

Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 provides guidance for using fair value to measure assets and liabilities. SFAS No. 157 addresses the requests from investors for expanded disclosure about the extent to which companies’ measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2008. The Company is unable at this time to determine the effect that its adoption of SFAS No. 157 will have on its consolidated results of operations and financial condition.

Accounting Changes and Error Corrections

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" (SFAS No. 154), which replaces Accounting Principles Board (APB) Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements - An Amendment of APB Opinion No. 28”. SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections, and it establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company adopted SFAS No. 154 in the first quarter of fiscal year 2007 and does not expect it to have a material impact on its consolidated results of operations and financial condition.

NOTE 4         NOTE RECEIVABLE

On October 10, 2008, the Company loaned to a shareholder cash in the amount $50,000 in the form of a loan agreement whereby the note was collateralized by 1,000,000 shares of the Company’s common stock.  The note requires the shareholder to repay the note one month after the Company becomes publically traded.  A nominal amount of interest at 3% per year is imputed on the principal balance and accrued until such time  the note is paid.

NOTE 5         PROPERTY AND EQUIPMENT

Property , plant and equipment are recorded at cost.  Depreciation is provided for under the declining balance method at rates which are designated to charge the cost of property, plant and equipment to expense over their estimated useful lives.

	COST	ACUM. DEPRET.	2008 BOOK VALUE
Drive cooling system cooling system	1,661	163	1,498
Office furniture and equipment	58,824	15,840	42,984
TapeovenC&D	3,000	304	2,696
TapeovenE	3,344	329	3,015
Lift truck	10,773	1,615	9,158
IT production	276,841	89,364	187,477
IT stock	55,284	22,289	32,995
Tools	3,770	1,030	2,740
Computer software	1,328	658	670
TOTAL	414,825	131,592	283,233

In the year of acquisition one-half of the normal rate is used.

JOHN BORDYNUIK, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2008 and 2007

NOTE 6         RELATED PARTY TRANSACTIONS

From time to time shareholders may loan the Company money for operating needs.  These are accounted for as demand notes whereby interest is imputed as there is no stated rate is interest carried on the notes.  The Company had a demand note payable with the Company’s President for the amounts owed the President for a technology agreement and a patent agreement.  The balance of this note at July 31, 2008 and 2007 was $213,253 and $341,022, respectively.

Through assignment agreements, Technology Agreement and Patent Agreement, the Company President, John Bordynuik, Assigned to the Company Technology and a Patent.

Technology Agreement

Effective February 7, 2007 the Company entered into an agreement with John Bordynuik to license the use of proprietary magnetic media tape drive technology.  This agreement includes “know-how, technology, method and services related to John Bordynuick’s proprietary magnetic media tape drive technology.  More specifically assigned technology transfer included: magnetic media bit-level detection, tape drive control and designs, Mr. Head technology, software and firmware required to cover data, and a draft patent application to be filed by the Company.  Consideration paid to John Bordynuik included an issuance of 6,000 common shares of stock for a value of $43,065 and 6,000 shares to be held in trust for John Bordynuik’s children.

In addition to the consideration outlined above, in the event that the Company sells, or licenses any part of the know-how, technology, method, or services related to any part of the magnetic media bit-level detection, tape drive control and designs, Mr. Head technology, software and firmware required to recover data, or draft patent application consideration of 10% of any licensing fee and 15% of any research and development funding will be paid to John Bordynuik.  The Company is also responsible for prosecuting infringements of and maintaining all assigned patents and will be responsible for the payment of all related fees to do so.

Patent Agreement

Effective October 7, 2006 the Company entered into an agreement to license a patent to license a patent for portable radiation detector from John Bordynuik.  This agreement includes the license for US patent #7,115,872 Portable Radiation Detector and Method of Detecting Radiation.  Consideration paid by the Company to John Bordynuik included a one time $176,960.  In addition, consideration of 6,000 shares of the Company common stock will also be paid to John Bordynuik and will be held in trust for John Bordynuik’s children.

In addition to the consideration outlined above, in the event the Company sells, or licenses any part of the license for US Patent # 7,115,872 Portable Radiation Detector and Method of Detecting Radiation consideration of 10% of any licensing fee and 15% of any research and development funding will be paid to John Bordynuik.

NOTE 7	PROFIT SHARING PLAN

On November 10, 2008,  the Company approved a policy that 5% of all future profits will be paid out to employees in the form of a profit sharing plan.

NOTE 8	LEASE COMMITMENTS

On November 10, 2006, the Company entered into a 2 year lease agreement on a net basis for office and warehouse space renewable monthly afterwards.   The lease calls for monthly payments of $2,223 from November 10, 2006 to February 28, 2007; $2,886 from March 1, 2007 to May 31, 2007; $3,085 from June 1, 2007 to August 31, 2007; $3,201 from September 1, 2007 to November 9, 2008.  All monthly amounts do not include GST.

JOHN BORDYNUIK, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2008 and 2007

On November 10, 2007, the Company entered into a one year lease for additional space whereby on a nnet basis and will be renewable monthly after expiration.   The lease calls for monthly payments of $3,496 including GST.

On August 25, 2008 additional space was leased for $75 per month including GST for a three month period.

NOTE 9         SHAREHOLDERS’ EQUITY

PREFERRED STOCK

Preferred stock includes 50,000,000 shares authorized at a par value of $0.001, of which none are issued or outstanding.

COMMON STOCK

Common stock includes 200,000,000 shares authorized at a par value of $0.001.

Upon inception, September 27, 2007,  the Company issued 100,000 shares of common stock which were issued as compensation for a value of $100, or $0.001 per share.  On June 2, 2008, pursuant to the terms of a stock purchase agreement, John Bordynuik, purchased 100% of these shares the sole shareholder for the aggregate of $30,000 in cash.

 On February 10, 2009 the Company entered into a merger agreement with the subsidiary Company, John Bordynuik, Inc., a Canadian company.  The Company issued 58,521,250 common shares in exchange for 234,085 common shares, or 100%, of the subsidiary, John Bordynuik, Inc., which is 250 common shares for each share.  The merger is accounted for as a reverse merger and therefore the subsidiary’s financial statements become that of the Company’s.  The shares issued by the Company are considered a private placement and therefore exempt from filing with the Securities and Exchange Commission. The following are the stock issuances of the subsidiary accounted for as the Company’s:

From June 2008 through July 2008 the Company issued 6,045,750 shares of common stock for cash for a total of 6,045,750, or $3.32327972 per share.

From September 2007 through May 2008 the Company issued 1,190,500 shares of common stock for cash for a total of $427,964, or $0.47461611 per share.

During July 2007 the Company issued 2,135,000 shares of common stock as compensation for a total of $7,440, or $0.0082667 per share.

On October 31, 2006, the Company issued 60,000 shares of common stock for cash for a total of $106,764, or $0.1186267 per share.

JOHN BORDYNUIK, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2008 and 2007

On June 22, 2007, the Company issued 1,400,000 shares of common stock as compensation for a of $366, or roughly $0.00087111 per share.

On June 1, 2007 the Company issued 1,400,000 shares of common stock for consulting services for a total of $784, or $0.0008711 per share.

On February 23, 2007, the Common issued 1,500,000 shares of common stock for a patent agreement for a total of $268, or $0.00029778 per share.

On October 31, 2006, the Company issued 60,000 shares of common stock for cash for a total of $106,764, or $0.1186267 per share.

On November 10, 2006, the Company issued 1,500,000 shares of common stock for a technology agreement for a total of $251, or $0.00027889 per share.

On November 6, 2006, the Company issued 36,100,000 shares of common stock to satisfy a note payable a total $26,562, or $0.0951333 per share.

On February 10, 2006, the Company issued900,000 shares of common stock as acceptance of incorporation expenses for a total of $159, or $0.00017667 per share.

NOTE 10       INCOME TAX

The Company has experienced significant net operating losses in previous years and for the period ending July 31, 2008.  The parent company is a US company and files its federal and state taxes in the U.S.

The subsidiary company operates in Canada and has no operations in the US and therefore no tax liability has been accrued.

As of June 30, 2006, and pursuant to Section 382 of the Internal Revenue Code, the parent Company’s loss carry-forward of $2,850 is disallowed due to the Company’s reverse merger and change in ownership.  Therefore, no deferred tax asset has been recorded.  When the parent company has income or loss post merger the Company will accrue taxes payable or a deferred tax asset at that time.

The Company has a net loss carry-forward of $2,850 as of July 31, 2008 that is disallowed.

NOTE 11	SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION

There was no cash paid for interest or income tax for the years ended July 31, 2008 and 2007.  The company had non-cash transactions whereby the Company issued stock as compensation and also issued stock to retire debt.  These non-cash issuances of stock are described in the equity footnote #9.

NOTE 12      LITIGATION

From time to time the Company may be involved in litigation however currently and in the past the Company has not been involved in any litigation.